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                                                                    Exhibit 23.1
                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Man Sang Holdings, Inc. on Form S-8 of our report dated June 28, 2001, appearing in the Annual Report on Form 10-K of Man Sang Holdings, Inc. for the year ended March 31, 2001.


/s/ Deloitte Touche Tohmatsu
Hong Kong

June 7, 2002